Rule 497(e)
Registration Nos. 333-174332 and 811-22559

first Trust Exchange-Traded Fund IV

(the “Trust”)

FT Vest Dow Jones Internet & Target Income ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and statement of additional information

July 2, 2024

1.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the second sentence of the first paragraph set forth in the section entitled “Additional Information on the Fund’s Investment Objectives and Strategies” is hereby deleted in its entirety.
2.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the following disclosure is added immediately following the first sentence of the second paragraph set forth in the section entitled “Additional Information on the Fund’s Investment Objectives and Strategies”:

The Internet Companies held by the Fund in order to satisfy the 80% policy are expected to be derived from the Index, and the Fund will utilize the same criteria for determining Internet Companies as does the Index.

3.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the eighth and nineth paragraphs set forth in the section entitled “Additional Information on the Fund’s Investment Objectives and Strategies” are hereby deleted in their entirety and replaced with the following:

The initial universe of the Index is all companies domiciled in the U.S. and a constituent of the S&P Total Market Index. To be eligible for inclusion in the Index, a security must also meet the following criteria: (i) generate at least 50% of its sales or revenue from the “Internet Commerce” sector or “Internet Services” sector (each described above); (ii) have a minimum trading history of at least three months; (iii) have a minimum three-month average free-float market capitalization (meaning share price multiplied by the number of shares readily available in the market) of at least $1 billion ($800 million for current constituent companies); and (iv) have a minimum six-month median daily value traded of $5 million ($4 million for current constituent companies). For initial public offerings and direct public offerings, the minimum median daily value traded period is relaxed to three months (if more than three months is available, the full trading history is used). Securities that meet the foregoing eligibility thresholds are considered for inclusion in the Index.

Constituents of the Index are selected by first ranking the eligible equity securities by their free-float market capitalization and then by their six-month median daily value traded. A final ranking of the eligible securities is then calculated based on an equally weighted average of the free-float market capitalization and average trading volume rankings. The eligible equity securities are then sorted in descending order by final rank within the “Internet Commerce” and “Internet Services” sectors, respectively. If companies share the same final rank, the company with the larger free-float market capitalization is ranked higher. The equity securities of 40 companies are then selected to the Index based on the final ranks, with 15 equity securities from the “Internet Commerce” sector and 25 equity securities from the “Internet Services” sector.

4.	Notwithstanding anything to the contrary in the Fund’s statement of additional information, effective as of the date set forth above, the second paragraph set forth in the section entitled “Sub-Advisor—The Sub-Advisory Agreement” is hereby deleted in its entirety and replaced with the following:

Pursuant to the Sub-Advisory Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee. For the Fund, the Sub-Advisor receives a sub-advisory fee equal to 0.20% of monthly unitary management fees paid to the Advisor less certain expenses incurred by the Sub-Advisor.

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PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE